UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 31, 2011

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2011, Peter S. Grossman retired from his positions as Senior Vice President of Weyco Group, Inc. (the “Company”) and President of the Nunn Bush Brand and Retail Division. Mr. Grossman’s 350 unvested restricted stock awards vested upon his retirement; in addition, Mr. Grossman’s 15,251 unvested options will continue to vest over the scheduled vesting period and his vested options may be exercised until expiration. Mr. Grossman, age 68, joined the Company in 1965, became Vice President in 1971 and served as Senior Vice President since 2002.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2012	WEYCO GROUP, INC.

/s/ John Wittkowske
John Wittkowske
Senior Vice President/CFO

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